SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)
                            October 5, 1998



                          LCA-Vision Inc.

       (Exact name of Registrant as specified in its Charter)


Delaware                      0-27610             11-2882328
(State or other jurisdiction (Commission         (IRS Employer
of incorporation)             File No.)      Identification Number)




7840 Montgomery Road, Cincinnati, Ohio                  45236
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (513)792-9292


                                 N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events

On October 5, 1998, the Registrant issued the attached press release announcing that procedure volume at its centers rose again in the third quarter ended September 30, 1998.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits


     99.1     Press Release dated October 5, 1998


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LCA-VISION INC.



Date: October 5, 1998             By:/s/Larry P. Rapp
                                        Larry P. Rapp,
                                        Chief Financial Officer

                              Exhibit 99.1


Headline: ----------------------------------------------


Contacts:  Dr. Stephen N. Joffe     Ken DiPaola
           or Larry P. Rapp         or Joel Pomerantz
           LCA-Vision Inc.          The Dilenschneider Group, Inc.
           (513) 792-9292           (212) 922-0900



LCA-VISION REPORTS RECORD 6,093 LASER VISION CORRECTION PROCEDURES
          IN THIRD QUARTER, UP 122 PERCENT OVER YEAR AGO

Original, Wholly-Owned U.S. Centers Post 144% Gain

Profitability Remains on Track


     CINCINNATI, October 5, 1998 ---LCA-Vision Inc. (NASDAQ:LCAV), one of the largest U.S.-based providers of laser vision correction services, today reported that procedure volume at its centers rose again in the third quarter ended September 30, 1998, to a record 6,093 procedures, up 122 percent from the 2,749 procedures performed a year ago in the same quarter. Through the first three quarters of 1998, LCA-Vision centers have now performed a record 16,280 procedures versus 6,412 procedures for the first nine months of 1997.

     Excluding the centers acquired in August, 1997 from Summit
Technology, third-quarter volume at LCA-Vision's original, wholly-owned U.S. locations grew at an even faster pace, up 144 percent to 3,523 procedures compared with 1,445 for the same centers a year ago.

Profitability on Track

     "We continue to anticipate achieving better than break-even operating results for the balance of 1998, with positive earnings per share beginning in the first quarter of 1999," said LCA-Vision Chairman and CEO Dr. Stephen N. Joffe.

LASIK Continues To Drive Demand

     Commenting on the sustained quarterly growth in procedure volume, he added: "Despite the summer vacation break for patients and physicians, alike, we again maintained the strong upward trend in procedure volume growth. Demand for laser vision correction is being fueled by the popularity of LASIK and enthusiastic patient
word-of-mouth advertising.   LASIK, the newest laser vision
correction procedure, virtually eliminates any discomfort and
shortens recovery time to a matter of days instead of weeks.   Most
patients can already see the improvement in their vision as the procedure is finished."

     LCA-Vision, which operates laser vision correction centers in the U.S., Canada, and Europe, is supported by network of 600 physicians and 800 referring optometrists. Since inception, more than 38,000 laser vision correction procedures have been performed at the company's centers.

   LCA-Vision also manages laser, and minimally invasive, multi-specialty programs for major hospitals across the country.

     Safe Harbor Statement: This release contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competition and pricing, procedure demand and marketplace acceptance, and unforeseen fluctuations in operating results and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.

                                # # #

October 5, 1998